UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2014

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas  75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

1.                          Purchase Agreement

On June 5, 2014, Michaels Stores, Inc. (the “Company”) and certain of its subsidiaries, as guarantors (the “Guarantors”), entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Barclay Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Guggenheim Securities, LLC and Macquarie Capital (USA) Inc. (collectively, the “Initial Purchasers”), relating to the sale of an additional $250,000,000 aggregate principal amount of its 5 7/8% senior subordinated notes due December 15, 2020 (the “Notes”).  The Notes will be issued as part of the same series as the $260,000,000 of 5 7/8% senior subordinated notes due 2020 issued in December 2013.

The Notes will be sold through a private placement to qualified institutional buyers pursuant to Rule 144A (and outside the United States in reliance on Regulation S) under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold absent registration under the Securities Act or applicable state securities laws or applicable exemptions from registration requirements.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and indemnification provisions whereby the Company and the Guarantors, on one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities.

The offering is expected to close on June 16, 2014, subject to satisfaction of customary closing conditions. The Company plans to use the net proceeds from this offering to redeem a portion of its outstanding 7 3/4% senior notes due November 1, 2018 and to pay related fees and expenses.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the complete terms and conditions of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.  The press release related to the above-described matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

2.                          Amendment to ABL Credit Agreement

On June 6, 2014, the Company and certain of its subsidiaries, as borrowers (the “ABL Borrowers”), certain of the Company’s subsidiaries and the Company’s parent company, Michaels Funding, Inc. (“Parent”), as facility guarantors (the “ABL Facility Guarantors”), Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, and the various lenders party thereto modified the Company’s ABL credit agreement by entering into the First Amendment to Second Amended and Restated Credit Agreement (the “ABL First Amendment”), amending the Company’s Second Amended and Restated Credit Agreement dated as of September 17, 2012, by and among the ABL Borrowers, the ABL Facility Guarantors, Wells Fargo, as administrative agent, the various lenders party thereto and the other agents named therein.

The ABL First Amendment permits the incurrence of the Incremental Term Loans (as defined below) and the refinancing of certain existing indebtedness with the net proceeds of (i) the offering of the Notes and (ii) the incurrence of the Incremental Term Loans.

The foregoing description of the ABL First Amendment is qualified in its entirety by reference to the complete terms and conditions of the ABL First Amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

3.                          Amendment to Term Loan Credit Agreement

On June 6, 2014, the Company priced an additional $850,000,000 of term loans (the “Incremental Term Loans”) under its Amended and Restated Credit Agreement, dated as of January 28, 2013, by and among the

Company, as borrower, Deutsche Bank AG New York Branch (“DB”), as administrative agent, the various lenders party thereto and the other agents named therein (the “Term Loan Credit Agreement”).

The Incremental Term Loans, which will mature on January 28, 2020, will be issued at 99.5% and will have an interest rate margin of 3.00%, for LIBOR rate loans, and 2.00% for base rate loans.  Incremental Term Loans bearing interest based on LIBOR will be subject to a floor of 1%.

On June 10, 2014, the Company, certain subsidiaries of the Company and Parent, as guarantors and DB, as administrative agent and as Incremental 2014 Term Lender (as defined therein) entered into the First Amendment to Amended and Restated Credit Agreement to effect the Incremental Term Loans (the “TLB First Amendment”).

Funding of the Incremental Term Loans and closing of the TLB First Amendment are subject to satisfaction of customary closing conditions and the completion of an initial public offering by the Company’s indirect parent company, The Michaels Companies, Inc. The Company plans to use the net proceeds from the Incremental Term Loans to redeem its remaining outstanding 7 3/4% senior notes due November 1, 2018 and to pay related fees and expenses.

The foregoing description of the TLB First Amendment is qualified in its entirety by reference to the complete terms and conditions of the TLB First Amendment, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Purchase Agreement, dated June 5, 2014, by and among the Company, the Guarantors named therein and the Initial Purchasers named therein.
10.2

First Amendment to Second Amended and Restated Credit Agreement, dated as of June 6, 2014, by and among the Company, the other Borrowers named therein, the Facility Guarantors named therein, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

10.3

First Amendment to Amended and Restated Credit Agreement, dated as of June 10, 2014, by and among the Company, the Guarantors named therein, Deutsche Bank AG New York Branch, as Administrative Agent, and the Incremental 2014 Term Lenders identified therein.

99.1	Press release issued by Michaels Stores, Inc. on June 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

Dated: June 11, 2014	By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Chief Administrative Officer & Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Purchase Agreement, dated June 5, 2014, by and among the Company, the Guarantors named therein and the Initial Purchasers named therein.
10.2

First Amendment to Second Amended and Restated Credit Agreement, dated as of June 6, 2014, by and among the Company, the other Borrowers named therein, the Facility Guarantors named therein, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

10.3

First Amendment to Amended and Restated Credit Agreement, dated as of June 10, 2014, by and among the Company, the Guarantors named therein, Deutsche Bank AG New York Branch, as Administrative Agent, and the Incremental 2014 Term Lenders identified therein.

99.1	Press release issued by Michaels Stores, Inc. on June 5, 2014.